UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

1

Item 1.01

Entry into a Material Definitive Agreement

On November 21, 2013, Abakan Inc. (“Abakan”) entered into a memorandum of understanding

(“Agreement”) with Lissotschenko Mikrooptik GmbH (“LIMO”), based in Dortmund, Germany, for the purpose of jointly developing an exclusive laser based system for affixing wear and corrosion resistant metal and ceramic coatings, claddings and related surface treatments to the inside diameter of 3 to 8 inch metal pipe. LIMO is to design and build the laser coating systems, while Abakan is to design the auxiliary components to install and operate these laser systems.

The terms of the Agreement require Abakan to fund a minimum amount of the joint development expenses over the two year development period and to purchase a certain number of laser coating systems over the succeeding seven years to maintain exclusivity over the resultant laser coating systems. The

Agreement includes the terms for the Joint Development Project and anticipates that the parties thereto will enter into a definitive License Agreement and Supply Agreement as the Joint Development Project

progresses to fruition.

LIMO has over 300 patents, the in-house ability to produce 1,000’s of specialized lasers per year and an international team of more than 220 engineers, physicists, technicians and many other specialized staff who design, develop, manufacture and market innovative micro-optics and laser systems. Among many other accomplishments, LIMO has demonstrated laser-melting technology that can produce smooth and thin coatings which, for the first time in history, exhibits a verifiable metallurgical bond almost without any metallurgical substrate effects. The LIMO technology is based on optical systems which facilitate industry relevant productivity for the seamless treatment of the inner diameters of pipes. The utilization of this technology in small diameter well pipe and in other industrial applications is expected to result in an effective life that is more than sufficient for most products that rely on claddings.

Item 7.01

Regulation FD Disclosure

The information contained herein includes a press release attached to this current report in Item 9.01 as

Exhibit 99 which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section

18 of the Exchange Act, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if,

and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

_____________________________________________________________________________________

Item 9.01     Financial Statements and Exhibits

(d)

The following exhibits are filed herewith:

Exhibit No.

Description

99

Press Release dated December 3, 2013

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: Robert H. Miller

December 3, 2013

Name: Robert H. Miller

Title: Chief Executive Officer

3